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                                                                   EXHIBIT 10.11

                            SIGNATURE RESORTS, INC.

                   9 3/4% Senior Subordinated Notes Due 2007

                         REGISTRATION RIGHTS AGREEMENT

                                                                  August 8, 1997

MONTGOMERY SECURITIES
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
BT SECURITIES CORPORATION
SOCIETE GENERALE SECURITIES CORPORATION
     As Initial Purchasers
c/o  Montgomery Securities
     600 Montgomery Street
     San Francisco, California 94111

Ladies and Gentlemen:

          Signature Resorts, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to certain purchasers (the "Purchasers"), upon the terms set forth in a purchase agreement dated August 5, 1997 (the "Purchase Agreement"), its $200,000,000 aggregate principal amount 9 3/4% Senior Subordinated Notes due 2007 (the "Notes") (the "Initial Placement"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and the benefit of the other Purchasers and (ii) for the benefit of the holders from time to time of the Notes (including you and the other Purchasers) (each of the foregoing, a "Holder" and, together, the "Holders"), as follows:

          1. Definitions. Capitalized terms used herein without definition shall
             -----------
have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" means the Securities Act of 1933, as amended, and the rules and
           ---
regulations of the Commission promulgated thereunder.

          "Affiliate" of any specified person means any other person which,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether
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by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Closing Date" has the meaning set forth in the Purchase Agreement.
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer Registration Period" means the period following the
           ----------------------------------
consummation of the Registered Exchange Offer and ending upon the earlier of (i) the date when all Exchange Notes held by Exchanging Dealers have been sold and
(ii) 180 days after the date the Exchange Offer Registration Statement is declared effective, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Notes" means debt securities of the Company identical in all
           --------------
material respects to the Notes (except that the cash interest and interest rate step-up provisions and the transfer restrictions will be modified or eliminated, as appropriate) to be issued under the Indenture or the Exchange Notes Indenture.

          "Exchange Notes Indenture" means an indenture between the Company and
           ------------------------
the Exchange Notes Trustee, identical in all material respects with the Indenture (except that the cash interest and interest rate step-up provisions will be modified or eliminated, as appropriate).

          "Exchange Notes Trustee" means the Trustee or another bank or trust
           ----------------------
company reasonably satisfactory to the Purchaser, as trustee with respect to the Exchange Notes under the Exchange Notes Indenture.

          "Exchanging Dealer" means any Holder (which may include the
           -----------------
Purchasers) which is a broker-dealer, electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities (provided such Notes do

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not constitute any portion of an unsold allotment from the original sale of the
Notes), for Exchange Notes.

          "Final Memorandum" means the Offering Memorandum dated August 5, 1997.
           ----------------

          "Holder" has the meaning set forth in the preamble hereto.
           ------

          "Indenture" means the Indenture relating to the Notes dated as of
           ---------
August 1, 1997, between the Company, and Norwest Bank Minnesota, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Placement" has the meaning set forth in the preamble hereto.
           -----------------

          "Majority Holders" means the Holders of a majority of the aggregate
           ----------------
principal amount of securities registered under a Registration Statement.

          "Managing Underwriters" means the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an underwritten offering.

          "Notes" has the meaning set forth in the preamble hereto.
           -----

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or the Exchange Notes, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Registered Exchange Offer" means the proposed offer to the Holders to
           -------------------------
issue and deliver to such Holders, in exchange for the Notes, a like principal amount of the Exchange Notes.

          "Registration Statement" means any Exchange Offer Registration
           ----------------------
Statement or Shelf Registration Statement that covers any of the Notes or the Exchange Notes pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

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          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b)
           -------------------------
hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Notes or Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" means the trustee with respect to the Notes under the
           -------
Indenture.

          "underwriter" means any underwriter of Notes in connection with an
           -----------
offering thereof under a Shelf Registration Statement.

          2.  Registered Exchange Offer: Resales of Exchange Notes by Exchanging
              ------------------------------------------------------------------
Dealers: Private Exchange. (a) The Company shall prepare and, not later than 75
- -------------------------
days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company shall cause the Exchange Offer Registration Statement to become effective under the Act within 150 days of the Closing Date.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

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          (ii)  keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (iii) utilize the services of a depositary for the Registered Exchange Offer; and

          (iv)  comply in all respects with all applicable laws.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

          (i) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

          (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (iii) cause the Trustee or the Exchange Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Notes, Exchange Notes equal in principal amount to the Notes of such Holder so accepted for exchange.

          (e) The Purchasers and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Notes acquired for its own account. Accordingly, the Company shall:

          (i) include the information set forth in (A) Annex A hereto on the cover of the Exchange Offer Registration Statement, (B) Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, (C) Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and (D) Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

          (ii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery by Exchanging Dealers in connection with sales of Exchange Notes received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below.

          (f) As a condition to its participation in the Registered Exchange Offer pursuant to the terms of this Agreement, each Holder shall furnish, upon the request of the

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Company, prior to the consummation thereof, a written representation to the
Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company (or that if it is an affiliate of the Company it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable), (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Registered Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of the Exchange Notes shall otherwise reasonably cooperate in the Company's preparations for the Registered Exchange Offer. Each Holder hereby acknowledges and agrees that any Exchanging Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the securities to be acquired in the Registered Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and
(2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Items 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for the Notes acquired by such Holder directly from the Company or an affiliate thereof.

          3.  Shelf Registration. If (i) because of any change in law or
              ------------------
applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 30 days after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, or (iii) any Purchaser so requests with respect to Notes not eligible to be exchanged for Exchange Notes in the Registered Exchange Offer, or (iv) any Holder (other than a Purchaser) is not eligible to participate in the Registered Exchange Offer or (v) in the case of any Purchaser that participates in the Registered Exchange Offer, such Purchaser does not receive freely traceable Exchange Notes in exchange for Notes constituting any portion of an unsold allotment from the original sale of the Notes (it being understood that, for purposes of this Section 3, (x) the requirement that a Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Notes shall result in such Exchange Notes being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Notes acquired for its own account as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not "freely tradeable"), the following provisions shall apply:

          (a) The Company shall as promptly as practicable (but in no event more than 75 days after so required or requested pursuant to this Section
     3), file with the Commission and thereafter shall cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Notes or the Exchange Notes, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided that, with respect to Exchange Notes received by a Purchaser in exchange for Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of one year from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Notes or Exchange Notes, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law or exchange requirements or Nasdaq requirements, or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(k) hereof, if applicable.

          4.    Registration Procedures. In connection with any Shelf
                -----------------------
Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall consider in good faith any comments to each such document that you reasonably may propose.

          (b) The Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (c) (1) The Company shall advise you or your representative and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, if requested by you or your representative or any such Holder, confirm such advice in writing:

                (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

          (2) The Company shall advise you or your representative and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or your representative or any such Holder or Exchanging Dealer, confirm such advice in writing:

                (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, subject to the occurrence of an event described in paragraph (c)(2)(iii) above, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

          (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including those incorporated by reference).

          (h) The Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Notes received by it pursuant to the Registered Exchange Offer; and, subject to the occurrence of an event described in paragraph (c)(2)(iii) above, the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.

          (i) Prior to the Registered Exchange Offer or any other offering of securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement; provided, however, that the Company
                                             --------  -------
     will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (j) The Company shall cooperate with the Holders of Notes to facilitate the timely preparation and delivery of certificates representing Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.

          (k)   Upon the occurrence of any event contemplated by paragraph
     (c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Until such post-effective amendment to such Registration Statement or such amendment or supplement to such related Prospectus is prepared and effected and/or such other required documents are filed, the Purchasers and/or Holders of securities included in the relevant Registration Statement shall not use the subject Prospectus.

          (l) Not later than the effective date of any such Registration Statement hereunder, the Company shall provide a CUSIP number for the Notes or Exchange Notes, as the case may be, registered under such Registration Statement, and provide the applicable trustee with printed certificates for such Notes or Exchange Notes, in a form eligible for deposit with The Depository Trust Company.

          (m) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

          (n) The Company shall cause the Indenture or the Exchange Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") in a timely manner.

          (o) The Company may require each Holder of Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Notes as the Company may from time to time reasonably require for inclusion in such Registration Statement. No Holder may include any of its Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company, in writing, within 20 days after receipt of a written request therefor, such information as the Company may reasonably request, including, but not limited to, information specified by Regulation S-K or otherwise required by the Commission for use in connection with any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          (p) The Company, acting in good faith, shall, if requested, consider incorporating in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders request be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment.

          (q) In the case of any Shelf Registration Statement, the Company shall enter into such customary agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the registration or the disposition of the Notes, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any,) with respect to all parties to be indemnified pursuant to Section 6 from Holders of Notes to the Company; provided that such Holders agree to provide similar indemnification to the Company as set forth in Section 6.

          (r) In the case of any Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by the one or more Managing Underwriter(s) (or, if none, by the Majority Holders) and any attorney, accountant or other agent retained by such Managing Underwriter(s) or such Majority Holders all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Managing Underwriter(s) or such Majority Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided,
                                                                       --------
     however, that any information that is designated in writing by the Company,
     -------
     in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Managing Underwriter(s) or such Majority Holders, unless such disclosure is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of Notes registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder of Notes registered thereunder and the underwriters, if any, in customary form and covering such matters as are customarily covered in opinions requested in underwritten offerings; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, and as are customarily delivered in similar offerings, including those to evidence compliance with
     Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this
     Section 4(r) shall be performed at such times as are customary in primary underwritten offerings.

          (s) In the case of any Exchange Offer Registration Statement, the Company shall, to the extent requested by any Purchaser, (i) make reasonably available for inspection by such Purchaser, and any attorney, accountant or other agent retained by such Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Purchaser or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is
                                 --------  -------
     designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Purchaser or any such attorney, accountant or agent, unless such disclosure is required by law or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to such Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;
     (iv) obtain opinions of
     counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Purchaser and its counsel, addressed to such Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by such Purchaser or its counsel and as are customarily delivered in similar offerings, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii),
     (iv), (v), and (vi) of this Section 4(s) shall be performed at such times as are customary in primary underwritten offerings.

          5.    Registration Expenses. The Company shall bear all expenses
                ---------------------
incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse, up to a maximum of $35,000, the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse, up to a maximum of $35,000, the Purchasers for the reasonable fees and disbursements of one firm or counsel acting in connection therewith.

          6.    Indemnification and Contribution.
                --------------------------------

                (a)  Indemnification of the Holders. In connection with any
                     ------------------------------
Registration Statement, the Company agrees to indemnify and hold harmless each Holder of Notes covered thereby (including each Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) and each person, if any, who controls any Holder within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holder or such controlling person may become subject, under the Act, the Exchange Act, the Trust Indenture Act, or other federal, state or Canadian statutory laws or regulations, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Holder and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Holder or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any
                   -----------------
such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or as a result of any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company by any such Holder or any such controlling person; and provided the indemnity agreement contained in this Section 6(a) shall not inure
- --------
to the benefit of any Holder from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the securities concerned to the extent that any such loss, claim, damage liability or expense of such Holder results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person as required by the Act. In addition to its other obligations under this Section 6(a) the Company agrees that it will reimburse expenses as provided in this Section 6(a) as incurred, but no less frequently than quarterly, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligations to reimburse each Holder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Holder shall promptly return it to the Company, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Holder within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b)   Indemnification of the Company, its Directors and Officers. Each
                ----------------------------------------------------------
Holder of Notes covered by a Registration Statement (including each Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof) will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, any such director, officer or controlling person may become subject under the Act, the Exchange Act, the Trust Indenture Act, or other federal or state statutory laws or regulations, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Holder), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company by any Holder; and will reimburse the Company, or any such director, officer or any controlling person of the Company for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person of the Company in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this
Section 6(b), each Holder severally agrees that it will reimburse expenses as provided in this Section 6(b) as incurred, but no less frequently than quarterly, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Holders', obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person of the Company) shall promptly return it to the Holders together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Holder may otherwise have.

          (c)   Notifications and Other Indemnification Procedures. Promptly
                --------------------------------------------------
after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the
- -----------------
indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing all indemnified parties who are parties to such action or set of related actions) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d)   Contribution. If the indemnification provided for in this
                ------------
Section is required by its terms, but is for any
reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Sections 6(a), 6(b) or 6(c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holders from the Initial Placement and the Registration Statement which resulted in such losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Holders in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the proceeds from the Initial Placement net of purchase discounts and commissions (before deducting expenses) as set forth on the cover page of the Final Memorandum. Benefits received by the Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes or Exchange Notes, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (d); provided, however, that no
                                                      --------  -------
additional notice shall be required with respect to any action for which notice has been given under subsection (c) of this Section for purposes of indemnification. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section were determined solely by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section, in no case shall any Purchaser or any subsequent Holder of any Security or New Security be required to contribute any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security which was exchangeable into such New Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such underwriter under the Registration Statement which resulted in such Losses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section are several in proportion to their respective underwriting commitments and not joint.

          (e)   Arbitration. It is agreed that any controversy arising out of
                -----------
the operation of the interim reimbursement arrangements set forth in Sections 6(a) or 6(b) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 6(a) and 6(b) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 6(a) or 6(b) hereof.

          7.    Miscellaneous.
                -------------

          (a)   No Conflicting Agreements. The Company has not, as of the date
                -------------------------
hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that conflicts with the provisions hereof.

          (b)   Amendments and Waivers. The provisions of this Agreement,
                ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Notes (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of Exchange Notes); provided that, with respect to any matter that
                            --------
directly or indirectly materially and adversely affects the rights of any Purchaser hereunder, the Company shall obtain the written consent of each such Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

          (c)   Notices. All notices and other communications provided for or
                -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (1) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Montgomery Securities;

          (2) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

          (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement with copies as indicated therein.

          All such notices and communications shall be deemed to have been duly given when received.

          The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d)   Successors and Assigns. This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Notes and/or Exchange Notes. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes and/or Exchange Notes and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e)   Counterparts. This agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)   Headings. The headings in this agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)   Governing Law. This agreement shall be governed by and construed
                -------------
in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

          (h)   Severability. In the event that any one of more of the
                ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i)   Notes Held by the Company etc. Whenever the consent or approval
                -----------------------------
of Holders of a specified percentage of principal amount of Notes or Exchange Notes is required hereunder, Notes or Exchange Notes, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                          (Signature Page to Follow)

     Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                               Very truly yours,

                               SIGNATURE RESORTS, INC.


                               By:  /s/ Andrew D. Hutton
                                    ----------------------
                                    Name:  Andrew D. Hutton
                                    Title: Vice President and
                                           General Counsel


Accepted:  August 8, 1997

MONTGOMERY SECURITIES
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
BT SECURITIES CORPORATION
SOCIETE GENERALE SECURITIES CORPORATION

By:  MONTGOMERY SECURITIES

     By: /s/ Bernard N. Notas
         --------------------
         Name: Bernard N. Notas
         Title: Director of Finance